UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 14, 2015

IDI, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-158336	77-0688094
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2650 North Military Trail, Suite 300, Boca Raton, Florida		33431
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-757-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01. Changes in Registrant’s Certifying Accountant.

On May 14, 2015, the Audit Committee of the Board of Directors of IDI, Inc. (the “Company”) appointed RBSM LLP (“RBSM”) as the Company’s principal independent registered public accountant to audit the Company’s consolidated financial statements for the fiscal year ended December 31, 2015. This action effectively dismissed Marcum Bernstein & Pinchuk LLP (“MBP”) as of May 14, 2015, as the Company’s principal independent registered public accountants.

The audit report of MBP on the financial statements of the Company, as of and for the years ended December 31, 2014 and December 31, 2013, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2014 and 2013, there were no disagreements with MBP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to MBP’s satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the years ended December 31, 2014 and 2013 and through May 14, 2015, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2014 and 2013 and through May 14, 2015, the Company did not consult with RBSM with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided MBP with a copy of the foregoing disclosure and requested MBP to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated May 20, 2015, furnished by MBP is filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

  (d) Exhibits

Exhibit No.	Exhibit Description
16.1	Letter to SEC from Marcum Bernstein & Pinchuk LLP dated May 20, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDI, Inc.

May 20, 2015	By:	/s/ Derek Dubner

Name: Derek Dubner
Title: Co-CEO

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Exhibit Index

Exhibit No.	Description

16.1	Letter to SEC from Marcum Bernstein & Pinchuk LLP dated May 20, 2015